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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                              JOINT CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 25, 2000

                             NEW VALLEY CORPORATION
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             (Exact name of registrant as specified in its charter)

                                     1-2493
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                            (Commission File Number)

                                   13-5482050
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                      (I.R.S. Employer Identification No.)

                                    DELAWARE
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         (State or other jurisdiction of incorporation or organization)

                             100 S.E. SECOND STREET
                              MIAMI, FLORIDA 33131
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           (Address of principal executive offices including Zip Code)

                                  305/579-8000
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              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

        Effective September 27, 2000, the Common Shares and Warrants of New Valley Corporation have been approved to begin trading on the Nasdaq SmallCap Market under the current ticker symbols of NVAL and NVALW.

        A press release announcing the listing was issued on September 25, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)     Exhibits

        The following exhibit is provided in accordance with the provisions of
Item 601 of Regulation S-K and is filed herewith.

EXHIBIT NO.                     DESCRIPTION
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     99.1               Press Release, dated September 25, 2000.




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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             NEW VALLEY CORPORATION

                                          By: /s/ J. BRYANT KIRKLAND III
                                              --------------------------
                                                 J. Bryant Kirkland III
                                                 Vice President, Treasurer and
                                                 Chief Financial Officer

Date:  September 25, 2000



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